UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-6103

Investors Cash Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

Investors
Cash Trust

March 31, 2006

ANNUAL REPORT TO SHAREHOLDERS

Service Shares

Government & Agency Securities Portfolio

Treasury Portfolio

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit www.dws-scudder.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Portfolio Management Review

In the following interview, Investors Cash Trust Portfolio Manager Darlene Rasel discusses the market environment and the portfolio team's approach to managing the portfolios during its most recent fiscal year ended March 31, 2006.

Q:  Will you discuss the market environment for the portfolios during its most recent fiscal year?

A:  Over the 12 months ended March 31, 2006, the US economy showed its resiliency, despite devastating hurricanes in the southern United States and continual increases in energy prices. Monthly job growth was the most important economic indicator for the money markets as the year began, but the market's focus gradually shifted to a careful watch for signs of increasing inflation. Going forward, the markets will be watching closely for any changes in monetary policy from the new US Federal Reserve Board (the Fed) chairman Ben Bernanke.

During the period, the Fed continued its policy of increasing short-term interest rates in an attempt to undo the easing of monetary policy that occurred up until June 2004. The Fed raised the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — to 4.75% in eight quarter- percentage-point increments over the 12-month period. Despite the increases in the federal funds rate, longer-term yields remained low for most of the period, creating a relatively flat yield curve.1 Throughout 2005 and early 2006, the Fed repeated its statements that additional rate increases might be

Portfolio Performance
As of March 31, 2006

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.
7-Day Current Yield*
Government & Agency Securities Portfolio — Service Shares	4.38%
Treasury Portfolio — Service Shares	4.40%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate.

* Performance reflects a partial fee waiver which improved results during this period. Otherwise, the 7-day current yields of the Government & Agency Securities Portfolio — Service Shares would have been 4.38% and the Treasury Portfolio — Service Shares would have been 4.26% as of March 31, 2006.
Please call for the most current yield information.

needed going forward to keep the risks to economic growth and price stability in balance.

1 The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

At the end of March 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.25%, compared to 3.84% 12 months earlier. The premium level of LIBOR (which is set by the market) over the federal funds rate (which is fixed by the Fed) of 4.75% demonstrated the market's concern that the Fed may raise short-term interest rates at least one to two more times in order to stave off any resurgence of inflation. At the same time, there is a sense within the market that 2006 will be a year of transition, that the Fed will probably discontinue its rate increases this year, and that investors will be looking to see how well Bernanke can fine tune the economy by utilizing the Fed's control over short-term rates.

Q:  How did the portfolios perform over its most recent fiscal year?

A:  We were able to produce a competitive yield in the Investors Cash Trust by employing our conservative investment strategies and standards. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.) We continue our insistence on the highest credit quality within the portfolios. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the portfolios and to seek competitive yield for our shareholders.

Q:  In light of market conditions during the period, what has been the strategy for the Treasury Portfolio and the Government & Agency Securities Portfolio?

A:  During the portfolios' most recent fiscal year, except for the period immediately following the past hurricane season when yields declined briefly, the Treasury yield curve was relatively flat, due in part to large-volume purchases of short-term Treasury instruments by foreign central banks. These purchases kept even the yields of six-month issues at relatively depressed levels. Because we would not be rewarded with higher yields by extending maturity, our strategy for the Treasury Portfolio was to limit our purchases to issues with maturities of three months or less, and extend maturity opportunistically, as market conditions warranted. For the Government & Agency Securities Portfolio, our goal was also to keep maturity short, and then step up the yield of the portfolio at each Fed tightening. Going forward, we will continue to monitor economic and inflation indicators to determine when the Fed will end its credit tightening program.

Q:  What detracted from performance during the period?

A:  Following Hurricanes Katrina and Wilma there was concern that the US economy would falter and that the Fed might halt its series of federal funds rate increases — at least temporarily — so as not to further restrain growth. For this reason, we extended maturity slightly in early fall 2005. Instead of faltering, the economy continued to perform well, however, and the Fed kept raising rates. For this reason, our decision to briefly extend maturity detracted somewhat from the portfolios' yield and total return during the period.

Darlene M. Rasel
Managing Director, Deutsche Asset Management
and Lead Portfolio Manager

A group of investment professionals is responsible for the day-to-day management of the portfolios. These professionals have a broad range of experience managing money market funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period stated above. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Each Portfolio's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, each Portfolio's Service Shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate each Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Service Shares

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Portfolio Return	Government & Agency Securities Portfolio	Treasury Portfolio
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,020.20	$ 1,019.80
Expenses Paid per $1,000*	$ 1.26	$ 1.21
Hypothetical 5% Portfolio Return	Government & Agency Securities Portfolio	Treasury Portfolio
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,023.68	$ 1,023.73
Expenses Paid per $1,000*	$ 1.26	$ 1.21
* Expenses are equal to each Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios
Government & Agency Securities Portfolio	.25%
Treasury Portfolio	.24%

For more information, please refer to the Portfolios' prospectus.

Portfolio Summary

Investors Cash Trust — Government & Agency Securities Portfolio

Asset Allocation	3/31/06	3/31/05

Agencies Not Backed by the Full Faith and Credit of the US Government	12%	45%
Repurchase Agreements	88%	55%
	100%	100%
Weighted Average Maturity	3/31/06	3/31/05
Investors Cash Trust — Government & Agency Securities Portfolio	13 days	28 days
Government & Agencies Retail Money Fund Average*	30 days	29 days

Investors Cash Trust — Treasury Portfolio

Asset Allocation	3/31/06	3/31/05

US Treasury Obligations	17%	37%
Repurchase Agreements	83%	63%
	100%	100%
Weighted Average Maturity	3/31/06	3/31/05
Investors Cash Trust — Treasury Portfolio	16 days	14 days
Treasury & Repo Retail Fund Average**	16 days	25 days
* The Portfolio is compared to its respective iMoneyNet category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.
** The Portfolio is compared to its respective iMoneyNet category: Treasury & Repo Retail Fund Average includes only retail government Funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset allocation is subject to change. For more complete details about the Portfolios' holdings, see pages 8-10. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolios' top ten holdings and other information about the Portfolios is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Portfolio of Investments as of March 31, 2006

Government & Agency Securities Portfolio	Principal Amount ($)	Value ($)

Agencies Not Backed by the Full Faith and Credit of the US Government 12.1%
Federal Home Loan Bank, 4.523%*, 6/2/2006	10,000,000	9,998,897
Federal Home Loan Mortgage Corp.:
3.83%, 6/20/2006	8,000,000	8,000,000
4.406%*, 7/6/2007	30,000,000	29,985,160
4.75%, 2/6/2007	4,000,000	4,000,000
4.92%, 2/28/2007	6,000,000	6,000,000
Federal National Mortgage Association:
4.0%, 8/8/2006	5,000,000	5,000,000
4.03%, 7/21/2006	5,000,000	5,000,000
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $67,984,057)		67,984,057

Repurchase Agreements 87.5%
Bear Stearns & Co., Inc., 4.86%, dated 3/31/2006, to be repurchased at $100,040,500 on 4/3/2006 (a)	100,000,000	100,000,000
BNP Paribas, 4.86%, dated 3/31/2006, to be repurchased at $99,040,095 on 4/3/2006 (b)	99,000,000	99,000,000
Credit Suisse First Boston LLC, 4.54%, dated 2/1/2006, to be repurchased at $48,369,253 on 4/3/2006 (c)	48,000,000	48,000,000
JPMorgan Securities, Inc., 4.83%, dated 3/31/2006, to be repurchased at $78,031,395 on 4/3/2006 (d)	78,000,000	78,000,000
Merrill Lynch & Co., Inc., 4.595%, dated 2/14/2006, to be repurchased at $55,407,168 on 4/13/2006 (e)	55,000,000	55,000,000
State Street Bank and Trust Co., 4.23%, dated 3/31/2006, to be repurchased at $85,030 on 4/3/2006 (f)	85,000	85,000
The Goldman Sachs & Co., 4.54%, dated 1/31/2006, to be repurchased at $90,703,700 on 4/3/2006 (g)	90,000,000	90,000,000
The Goldman Sachs & Co., 4.81%, dated 3/27/2006, to be repurchased at $20,018,706 on 4/3/2006 (h)	20,000,000	20,000,000
Total Repurchase Agreements (Cost $490,085,000)		490,085,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $558,069,057)+	99.6	558,069,057
Other Assets and Liabilities, Net	0.4	2,128,605
Net Assets	100.0	560,197,662
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2006.
+ The cost for federal income tax purposes was $558,069,057.
(a) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

44,929,438	Federal Home Loan Mortgage Corp.	5.0-5.5	10/25/2024-6/25/2031	43,902,852
60,889,217	Federal National Mortgage Association	4.0-5.0	7/15/2017-8/15/2022	58,098,837
Total Collateral Value				102,001,689
(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

94,764,939	Federal National Mortgage Association	3.584-5.335	9/1/2033-2/1/2036	94,279,350
6,682,652	Federal Home Loan Mortgage Corp.	5.506	3/1/2036	6,700,650
Total Collateral Value				100,980,000
(c) Collateralized by $49,458,374 Federal National Mortgage Association, 4.272-5.316%, with various maturities from 5/1/2032-3/1/2035 with a value of $48,960,184.
(d) Collateralized by $79,164,327 Federal National Mortgage Association, 6.0%, with various maturities from 1/1/2036-4/1/2036 with a value of $79,561,163.
(e) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

51,483,739	Federal National Mortgage Association	3.5-6.5	8/1/2009-3/1/2036	50,848,224
6,184,474	Federal Home Loan Mortgage Corp.	4.5-5.5	4/1/2008-10/1/2034	5,253,669
Total Collateral Value				56,101,893
(f) Collateralized by $95,000 Federal National Mortgage Association, 5.55%, maturing on 7/10/2028 with a value of $89,234.
(g) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

94,072,487	Federal Home Loan Mortgage Corp.	4.0-8.5	11/1/2007-3/1/2036	91,489,021
9,721,679*	Federal Home Loan Mortgage Corp.	7.0	8/1/2023	310,979
Total Collateral Value				91,800,000
* Principal amount is shown at original face.
(h) Collateralized by $20,458,707 Federal Home Loan Mortgage Corp, with various coupon rates 5.5-6.5%, with various maturities from 9/1/2034-1/1/2035 with a value of $20,400,000.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments as of March 31, 2006

Treasury Portfolio	Principal Amount ($)	Value ($)

US Treasury Obligations 16.6%
US Treasury Bills:
3.98%*, 4/20/2006	7,500,000	7,484,246
4.385%*, 8/3/2006	10,000,000	9,848,961
Total US Treasury Obligations (Cost $17,333,207)		17,333,207

Repurchase Agreements 83.5%
BNP Paribas, 4.5%, dated 3/31/2006, to be repurchased at $21,007,875 on 4/3/2006 (a)	21,000,000	21,000,000
Credit Suisse First Boston LLC, 4.54%, dated 3/31/2006, to be repurchased at $22,008,323 on 4/3/2006 (b)	22,000,000	22,000,000
JPMorgan Securities, Inc., 4.53%, dated 3/31/2006, to be repurchased at $22,008,305 on 4/3/2006 (c)	22,000,000	22,000,000
Merrill Lynch & Co., Inc., 4.45%, dated 3/31/2006, to be repurchased at $21,007,788 on 4/3/2006 (d)	21,000,000	21,000,000
State Street Bank and Trust Co., 4.23%, dated 3/31/2006, to be repurchased at $1,256,443 on 4/3/2006 (e)	1,256,000	1,256,000
Total Repurchase Agreements (Cost $87,256,000)		87,256,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $104,589,207)+	100.1	104,589,207
Other Assets and Liabilities, Net	(0.1)	(118,202)
Net Assets	100.0	104,471,005
* Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $104,589,207.
(a) Collateralized by $16,864,000 US Treasury Inflation Index Note, 3.625%, maturing on 1/15/2008 with a value of $21,420,362.
(b) Collateralized by $35,090,000 US Treasury STRIPS, maturing on 5/15/2015 with a value of $22,442,863.
(c) Collateralized by $31,725,000 US Treasury STRIPS, maturing on 5/15/2013 with a value of $22,441,948.
(d) Collateralized by $37,180,000 US Treasury STRIPS, maturing on 5/15/2017 with a value of $21,420,142.
(e) Collateralized by $1,040,000 US Treasury Bond, 7.5% maturing on 11/15/2016 with a value of $1,283,804.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities — Government & Agency Securities Portfolio as of March 31, 2006
Assets
Investments: Investments in securities, at amortized cost	$ 67,984,057
Repurchase agreements, at amortized cost	490,085,000
Total Investments in securities, at amortized cost	558,069,057
Cash	886
Interest receivable	2,268,943
Receivable for Portfolio shares sold	811,700
Other assets	43,933
Total assets	561,194,519
Liabilities
Dividends payable	762,606
Payable for Portfolio shares redeemed	4,464
Accrued management fee	68,646
Other accrued expenses and payables	161,141
Total liabilities	996,857
Net assets, at value	$ 560,197,662
Net Assets
Net assets consist of: Undistributed net investment income	18,730
Paid-in capital	560,178,932
Net assets, at value	$ 560,197,662
Net Asset Value
Service Shares Net assets applicable to shares outstanding	$ 220,869,902
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	220,865,251
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
DWS Government Cash Institutional Shares Net assets applicable to shares outstanding	$ 106,279,755
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	106,276,201
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Government Cash Managed Shares Net assets applicable to shares outstanding	$ 233,048,005
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	233,044,796
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities — Treasury Portfolio as of March 31, 2006
Assets
Investments: Investments in securities, at amortized cost	$ 17,333,207
Repurchase agreements, at amortized cost	87,256,000
Total Investments in securities, at amortized cost	104,589,207
Cash	425
Interest receivable	10,905
Other assets	16,009
Total assets	104,616,546
Liabilities
Payable for Portfolio shares redeemed	129
Accrued management fee	6,174
Other accrued expenses and payables	139,238
Total liabilities	145,541
Net assets, at value	$ 104,471,005
Net Assets
Net assets consist of: Undistributed net investment income	23,677
Accumulated net realized gain (loss)	(16,859)
Paid-in capital	104,464,187
Net assets, at value	$ 104,471,005
Net Asset Value
Service Shares Net assets applicable to shares outstanding	$ 2,948,360
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	2,947,960
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Premier Money Market Shares Net assets applicable to shares outstanding	$ 101,522,645
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	101,538,944
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended March 31, 2006
Investment Income	Government & Agency Securities Portfolio	Treasury Portfolio
Income: Interest	$ 17,200,705	$ 3,277,593
Expenses: Management fee	686,096	129,210
Services to shareholders	232,557	256,800
Custodian fees	21,614	16,320
Distribution service fees	385,896	407,345
Auditing	40,556	38,382
Legal	19,673	10,484
Trustees' fees and expenses	42,986	19,151
Reports to shareholders	37,207	26,561
Registration fees	51,194	29,818
Other	33,624	14,593
Total expenses, before expense reductions	1,551,403	948,664
Expense reductions	(28,312)	(142,424)
Total expenses, after expense reductions	1,523,091	806,240
Net investment income	15,677,614	2,471,353
Realized and Unrealized Gain (Loss) from Investment Transactions
Net realized gain (loss) from investments	—	(14,249)
Net increase (decrease) in net assets resulting from operations	$ 15,677,614	$ 2,457,104

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Government & Agency Securities Portfolio
Increase (Decrease) in Net Assets	Years Ended March 31,
	2006	2005
Operations: Net investment income	$ 15,677,614	$ 7,268,568
Net realized gain (loss) on investment transactions	—	7,543
Net increase (decrease) in net assets resulting from operations	15,677,614	7,276,111
Distributions to shareholders from: Net investment income (Service Shares)	(6,675,761)	(2,735,478)
Net investment income (DWS Government Cash Institutional Shares)	(2,641,028)	(1,724,926)
Net investment income (Government Cash Managed Shares)	(6,360,825)	(2,808,164)
Portfolio share transactions: Proceeds from shares sold	1,419,728,633	1,117,499,491
Reinvestment of distributions	9,358,777	3,483,589
Cost of shares redeemed	(1,387,771,697)	(1,147,198,270)
Net increase (decrease) in net assets from Portfolio share transactions	41,315,713	(26,215,190)
Increase (decrease) in net assets	41,315,713	(26,207,647)
Net assets at beginning of period	518,881,949	545,089,596
Net assets at end of period (including undistributed net investment income of $18,730 and $18,730, respectively)	$ 560,197,662	$ 518,881,949

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Treasury Portfolio
Increase (Decrease) in Net Assets	Years Ended March 31,
	2006	2005
Operations: Net investment income	$ 2,471,353	$ 349,902
Net realized gain (loss) on investment transactions	(14,249)	(2,554)
Net increase (decrease) in net assets resulting from operations	2,457,104	347,348
Distributions to shareholders from: Net investment income (Service Shares)	(180,954)	(96,628)
Net investment income (Premier Money Market Shares)	(2,290,399)	(253,274)
Portfolio share transactions: Proceeds from shares sold	325,769,423	92,686,228
Reinvestment of distributions	2,414,012	349,894
Cost of shares redeemed	(261,033,412)	(96,128,884)
Net increase (decrease) in net assets from Portfolio share transactions	67,150,023	(3,092,762)
Increase (decrease) in net assets	67,135,774	(3,095,316)
Net assets at beginning of period	37,335,231	40,430,547
Net assets at end of period (including undistributed net investment income of $23,677 and $23,677, respectively)	$ 104,471,005	$ 37,335,231

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Government & Agency Securities Portfolio — Service Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.035	.015	.009	.015	.03
Distributions from net investment income	(.035)	(.015)	(.009)	(.015)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	3.56	1.50	.90	1.47	2.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	221	211	247	256	286
Ratio of expenses before expense reductions (%)	.26	.26	.26	.26	.28
Ratio of expenses after expense reductions (%)	.25	.25	.25	.25	.25
Ratio of net investment income (%)	3.51	1.48	.90	1.46	2.95

Treasury Portfolio — Service Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.034	.014	.008	.014	.03
Distributions from net investment income	(.034)	(.014)	(.008)	(.014)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	3.48	1.43	.84	1.41	2.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	10	32	51
Ratio of expenses before expense reductions (%)	.42	.55	.53	.34	.32
Ratio of expenses after expense reductions (%)	.25	.25	.25	.25	.25
Ratio of net investment income (%)	3.55[b]	1.40	.84	1.42	2.84
a Total return would have been lower had certain expenses not been reduced.
b Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the year.

Notes to Financial Statements

1. Significant Accounting Policies

Investors Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers two series of shares (Portfolios) — the Government & Agency Securities Portfolio and the Treasury Portfolio. The Government & Agency Securities Portfolio offers multiple classes of shares that include Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares. The Treasury Portfolio offers Service Shares and Premier Money Market Shares. Certain detailed financial information for the DWS Government Cash Institutional Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and the Premier Money Market Shares of the Treasury Portfolio is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolios, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolios' claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

At March 31, 2006, the Treasury Portfolio had a net tax basis capital loss carryforward of approximately $14,100 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2012 ($100), March 31, 2013 ($2,100), March 31, 2014 ($11,900), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through March 31, 2006, the Treasury Portfolio incurred approximately $2,800 of net realized capital losses. As permitted by tax regulations, the Treasury Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2007.

Distribution of Income. Net investment income of the Portfolios are declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the portfolios.

At March 31, 2006, the Portfolios' components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Government & Agency Securities Portfolio	Treasury Portfolio
Undistributed ordinary income*	$ 796,284	$ 25,116
Capital loss carryforwards	$ —	$ (14,100)

In addition, the tax character of distributions paid to shareholders by the Portfolios is summarized as follows:

Years Ended March 31,
	2006 Government & Agency Securities Portfolio	2005 Government & Agency Securities Portfolio
Distributions from ordinary income*	$ 15,677,614	$ 7,268,568
Years Ended March 31,
	2006 Treasury Portfolio	2005 Treasury Portfolio
Distributions from ordinary income*	$ 2,471,353	$ 349,902

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with each specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Trust.

Contingencies. In the normal course of business, the Trust may enter into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been made. However, based on experience, the Trust expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Trust in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Trust. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Trust pays a monthly investment management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

For the period April 1, 2005 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Trust to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Expense Limit*
Government & Agency Securities Portfolio: Service Shares	.25%
Treasury Portfolio: Service Shares	.25%
Premier Money Market Shares	1.00%

* Certain expenses, such as reorganization, taxes, brokerage, interest expense and extraordinary expenses are excluded from the expense limitation.

Effective October 1, 2005 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Trust to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Expense Limit*
Government & Agency Securities Portfolio: Service Shares	.250%
Treasury Portfolio: Service Shares	.250%
Premier Money Market Shares	.978%

* Certain expenses, such as reorganization, taxes, brokerage, interest expense and extraordinary expenses are excluded from the expense limitation.

Accordingly, for the year ended March 31, 2006, the Advisor waived $87,367 of its Management Fee for the Treasury Portfolio. The amount charged was equivalent to an annual effective rate of 0.05% of the Treasury Portfolio's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Portfolios. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Portfolios. For the year ended March 31, 2006, the amount charged to the Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and Service Shares and Premier Money Market Shares of the Treasury Portfolio by DWS-SISC aggregated as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2006
Government & Agency Securities Portfolio:
Service Shares	$ 9,007	$ 9,007	$ —
DWS Government Cash Institutional Shares	12,905	—	4,425
Government Cash Managed Shares	189,980	—	48,269
Treasury Portfolio:
Service Shares	$ 935	$ 935	$ —
Premier Money Market Shares	238,343	46,441	46,184

Distribution Services Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of the Premier Money Market Shares of the Treasury Portfolio. For the year ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Treasury Portfolio: Premier Money Market Shares	$ 202,374	$ 21,561

DWS-SDI provides information and administrative services ("Service Fee") to the Service Shares and Managed Shares of the Government & Agency Securities Portfolio and the Service Shares and Premier Money Market Shares of the Treasury Portfolio at an annual fee of 0.05% of average daily net assets for the Service Shares and up to 0.25% (currently 0.15%) of average daily net assets for the Managed Shares of the Government & Agency Securities Portfolio and up to 0.25% of average daily net assets for the Premier Money Market Shares of the Treasury Portfolio. For the year ended March 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2006	Annual Effective Rate
Government & Agency Securities Portfolio: Service Shares	$ 95,064	$ 16,109	$ 11,858.04%
Managed Shares	290,832	—	30,312.15%
Treasury Portfolio: Service Shares	$ 2,597	$ 2,597	$ —	.00%
Premier Money Market Shares	202,374	—	21,383.25%

DWS-SDI has related service agreements with various firms to provide cash management and other services for Portfolio shareholders. DWS-SDI pays these firms at an annual rate of up to 0.15% of average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the year ended March 31, 2006, the amounts charged to the Portfolios by DeIM included in the reports to shareholders were as follows:

	Total Aggregated	Unpaid at March 31, 2006
Government & Agency Securities Portfolio	$ 14,580	$ 4,020
Treasury Portfolio	11,190	3,900

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Reductions

For the year ended March 31, 2006, the Advisor agreed to reimburse $3,027 and $5,071 for the Government & Agency Securities and Treasury Portfolios, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolios have entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances was used to reduce a portion of the Portfolios' expenses. During the year ended March 31, 2006, the Government & Agency Securities Portfolio's custodian fee was reduced by $169 and the Treasury Portfolio's custodian fee was reduced by $13 under this arrangement.

4. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Trust may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolios:

Government & Agency Securities Portfolio	Year Ended March 31, 2006		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	284,212,295	$ 284,212,295	260,544,268	$ 260,544,268
DWS Government Cash Institutional Shares	560,170,265	560,170,265	348,854,440	348,854,440
Government Cash Managed Shares	575,346,073	575,346,073	508,100,783	508,100,783
		$ 1,419,728,633		$ 1,117,499,491
Shares issued to shareholders in reinvestment of distributions
Service Shares	6,635,559	$ 6,635,559	2,712,247	$ 2,712,247
DWS Government Cash Institutional Shares	2,368,517	2,368,517	757,863	757,863
Government Cash Managed Shares	354,701	354,701	13,479	13,479
		$ 9,358,777		$ 3,483,589
Shares redeemed
Service Shares	(281,196,729)	$ (281,196,729)	(298,826,412)	$ (298,826,412)
DWS Government Cash Institutional Shares	(569,359,904)	(569,359,904)	(360,186,482)	(360,186,482)
Government Cash Managed Shares	(537,215,064)	(537,215,064)	(488,185,376)	(488,185,376)
		$ (1,387,771,697)		$ (1,147,198,270)
Net increase (decrease)
Service Shares	9,651,125	$ 9,651,125	(35,569,897)	$ (35,569,897)
DWS Government Cash Institutional Shares	(6,821,122)	(6,821,122)	(10,574,179)	(10,574,179)
Government Cash Managed Shares	38,485,710	38,485,710	19,928,886	19,928,886
		$ 41,315,713		$ (26,215,190)
Treasury Portfolio	Year Ended March 31, 2006		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	46,931,711	$ 46,931,711	11,055,463	$ 11,055,463
Premier Money Market Shares	278,837,712	278,837,712	81,630,765	81,630,765
		$ 325,769,423		$ 92,686,228
Shares issued to shareholders in reinvestment of distributions
Service Shares	123,904	$ 123,904	96,559	$ 96,559
Premier Money Market Shares	2,290,108	2,290,108	253,335	253,335
		$ 2,414,012		$ 349,894
Shares redeemed
Service Shares	(47,409,014)	$ (47,409,014)	(18,226,027)	$ (18,226,027)
Premier Money Market Shares	(213,624,398)	(213,624,398)	(77,902,857)	(77,902,857)
		$ (261,033,412)		$ (96,128,884)
Net increase (decrease)
Service Shares	(353,399)	$ (353,399)	(7,074,005)	$ (7,074,005)
Premier Money Market Shares	67,503,422	67,503,422	3,981,243	3,981,243
		$ 67,150,023		$ (3,092,762)

6. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

7. Fund Mergers

On May 10, 2006, the Board of the Fund approved, in principle, the merger of the Investors Cash Trust: Government & Agency Securities Portfolio (the "Acquired Fund") into the Cash Account Trust: Government & Agency Securities Portfolio.

Completion of the merger is subject to a number of conditions, including final approval by each Fund's Board and approval by shareholders of the Acquired Fund at the shareholder meeting expected to be held on or about October 12, 2006.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Investors Cash Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Investors Cash Trust (comprising the Government & Agency Securities Portfolio and the Treasury Portfolio) (collectively, the "Portfolios"), as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Investors Cash Trust at March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 8, 2006

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

Other Information

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Portfolio of Investments

Following the Trust's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the Portfolio as of March 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Portfolio.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)
*Inception date of the corporation which was the predecessor to the L.L.C.
		74
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael Colon[4] (1969) President, 2006-present	Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since March 2005); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006); Chief Operating Officer, Deutsche Bank Alex. Brown (2002-2005); Chief Operating Officer, US Equities Division of Deutsche Bank (2000-2002)
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a
1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship
4 Address: 345 Park Avenue, New York, New York 10154
5 Address: Two International Place, Boston, Massachusetts 02110

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Notes

Notes

Notes

Principal Underwriter
DWS Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

ICT-2 (43938 5/06)

ITEM 2.	CODE OF ETHICS.

As of the end of the period, March 31, 2006, Investors Cash Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Donald L. Dunaway. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ICT- GOVERNMENT & AGENCY SECURITIES PORTFOLIO

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended March 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$36,080	$0	$4,920	$0
2005	$35,180	$0	$4,797	$0

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$355,000	$386,824	$0
2005	$347,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with tax compliance services, preparation of excise tax distributions and preparation of tax returns.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended March 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$4,920	$386,824	$535,406	$927,150
2005	$4,797	$0	$247,266	$252,063

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ICT- TREASURY PORTFOLIO

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended March 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$33,882	$0	$4,620	$0
2005	$32,075	$0	$4,374	$0

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$355,000	$386,824	$0
2005	$347,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with tax compliance services, preparation of excise tax distributions and preparation of tax returns.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended March 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$4,620	$386,824	$535,406	$926,850
2005	$4,374	$0	$247,266	$251,640

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Government & Agency Securities Portfolio and Treasury Portfolio, a series of Investors Cash Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Government & Agency Securities Portfolio and Treasury Portfolio, a series of Investors Cash Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006